                        ANNUAL REPORT / OCTOBER 31, 2001

                          AIM EUROPEAN DEVELOPMENT FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                  [COVER IMAGE]

                      -------------------------------------

                       HOMMAGE A BLERIOT, NO. 2, FRAGMENT

                               BY ROBERT DELAUNAY

   LOUIS BLERIOT, A FRENCH ENGINEER AND INVENTOR, WAS THE FIRST PERSON TO FLY

     ACROSS THE ENGLISH CHANNEL FROM FRANCE, TRANSPORTED BY A 28-HORSEPOWER

     MONOPLANE OF HIS OWN DESIGN. NEARLY 100 YEARS LATER, THE SAME SPIRIT OF

   ENTREPRENEURSHIP AND COURAGE THAT LAUNCHED BLERIOT'S FLIGHT STILL ANIMATES

                                EUROPE'S MARKETS.

                      -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM European Development Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o Investing in a single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI Europe Index is a group of European securities tracked by Morgan Stanley Capital International. The growth portion measures performance of companies with higher price earnings ratios and higher forecasted growth values.
o The unmanaged Lipper European Fund Index represents an average of the performance of the 30 largest European-region mutual funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report--October 31, 2000, to October 31, 2001--has been. Even
GRAHAM]            before September's terrorist attacks, the slowdown in the
                   economy and equity markets had been more persistent than anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined
                   25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                   14.56% for the year.
                       To give you some idea of how harsh the equity environment
                   has been, for major domestic and global benchmarks--the S&P
500, the Dow Jones Industrials, the Nasdaq and the MSCI World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
Your fund's growth-oriented investment style was a hindrance during this fiscal year. For example, total return for AIM European Development Fund Class A shares at net asset value was a disappointing -30.00%. However, this represents the first negative return for a fiscal year since Class A shares commenced operations in November of 1997, and it is in line with the -31.14% total return of the MSCI European Growth Index over the fiscal year ended October 31. And as shown in a chart later in this report, since inception in 1997, the fund has outperformed both the MSCI Europe Index and comparable funds tracked by Lipper, Inc.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

FUND CONTENDS WITH DIFFICULT MARKET CONDITIONS

HOW DID AIM EUROPEAN DEVELOPMENT FUND PERFORM DURING THE REPORTING PERIOD?
Over the fiscal year, economic growth slowed across Europe and stock markets, for the most part, were disappointing. A volatile euro and ever-so-slow interest rate reductions by the European Central Bank (ECB) also troubled investors. Given this environment, for the fiscal year ended October 31, 2001, AIM European Development Fund returned -30.00% for Class A shares, -30.49% for Class B shares and -30.47% for Class C shares based on net asset value (without-sales charges). By comparison, the fund's index, the MSCI Europe Index returned -22.85% over the same period. However, the fund's growth-oriented investment style is more closely related to the MSCI Europe Growth Index which returned -31.14% for the period.
    Also, these figures belie a growth stock rally in world markets in October. In October, the fund returned 3.25% for Class A shares and 3.21% for Class B and C shares, excluding sales charges. And as the chart below illustrates, over the longer term, the fund has outperformed its index.

HOW DID EUROPEAN MARKETS FARE DURING THE FISCAL YEAR?
Slowing global economic conditions and concern over deteriorating corporate earnings translated into lower equity markets worldwide. For most of the fiscal year, European equity markets declined but the third quarter was particularly harsh as the effects of the terrorists attacks on September 11 dominated all markets. Following the attacks, stock markets in the United States were closed for nearly a week. European markets remained open but were volatile.
    As part of a global effort to calm markets in the wake of the attacks, central banks in Europe joined other world banks and reduced interest rates in tandem with the U.S. Federal Reserve. The reporting period ended on an up note, however, as this injection of liquidity into financial markets helped spur most world markets--including those in Europe--higher in October.
    Increasingly, investors moved out of growth investments and into either more defensive stocks or fixed-income securities. Therefore, AIM European Development Fund's more growth-oriented approach was out of favor for much of the fiscal year. Historically, however, no one style or sector remains in favor or out-of-favor, indefinitely. The month of October illustrated that as growth investing was once again in favor--a real positive for the fund.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Over the fiscal year, the fund became more defensive. Keep in mind, however, the fund is not sector or country driven--rather, allocation is a result of stock picking. This was particularly true in the third quarter and more obviously so in response to the events of September 11. Due to the changing environment, we increased exposure to defensive sectors such as consumer staples and health care and added to some sectors/stocks that sold off after the

FUND AT A GLANCE

                                  [COVER IMAGE]

AIM European Development Fund is for shareholders who seek long-term growth of capital. The fund invests in a diversified portfolio of equity securities of companies located in Europe with strong earnings momentum.

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o The fund may invest in all market-cap sizes--small, medium and large companies.

o The fund focuses first on companies, not countries, realizing that earnings growth can occur anywhere.

o The fund may invest in the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom.

PERFORMANCE SINCE INCEPTION

Average Annual Total Returns,
excluding sales charges 11/3/97-10/31/01

                                   [BAR CHART]

================================================================================

FUND CLASS A SHARES AT NAV      13.43%

FUND CLASS C SHARES AT NAV      12.65%

FUND CLASS B SHARES AT NAV      12.62%

MSCI EUROPE INDEX                1.90%*

*Index return from 10/31/97--10/31/01

================================================================================

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

=======================================================================================================================
TOP 10 HOLDINGS                               TOP 10 INDUSTRIES                             TOP 10 COUNTRIES
-----------------------------------------------------------------------------------------------------------------------
 1. Altana A.G. (Germany)              2.8%    1. Pharmaceuticals                  12.6%     1. United Kingdom    22.3%
 2. Sanofi-Synthelabo S.A. (France)    2.6     2. Banks                             9.8      2. France            18.3
 3. Grupo Dragados, S.A. (Spain)       2.4     3. Integrated Oil & Gas              6.3      3. Germany           10.0
 4. Man Group PLC (United Kingdom)     2.4     4. Construction & Engineering        5.5      4. Spain              8.5
 5. Omega Pharma S.A. (Belgium)        2.3     5. Health Care Supplies              5.2      5. Denmark            5.7
 6. BNP Paribas S.A. (France)          2.2     6. Food Retail                       3.4      6. Netherlands        5.4
 7. Royal Bank of Scotland Group PLC           7. Diversified Commercial Services   3.2      7. Sweden             5.3
    (United Kingdom)                   2.2
 8. Aventis S.A. (France)              2.1     8. Diversified Financial Services    3.0      8. Ireland            4.6
 9. PSA Peugeot Citroen (France)       1.9     9. Multi-line Insurance              2.5      9. Belgium            3.7
10. Grupo Ferrovial, S.A. (Spain)      1.9    10. Apparel Retail                    2.5     10. Switzerland        3.7

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

=======================================================================================================================

attacks, such as Muenchener Rueckversicherungs-Gesellschaft (Munich Re) a reinsurance company. Post-attacks the reinsurance sector rallied as firms announced future price increases.
    In the wake of the attacks, we reduced our weighting in consumer-discretionary stocks and other companies especially vulnerable to weak consumer confidence. We sold most exposed retailers--although they provided good results at the beginning of the year. And we reduced the fund's hotel and leisure stock exposure.

WHAT OTHER FACTORS MADE CONDITIONS DIFFICULT IN EUROPE?
During the third quarter, the region's manufacturing industry reported reductions in new orders, consumer confidence continued to decline and unemployment in some areas started to rise. In France, growth has slowed more than predicted but is still expected to be in positive territory next year. Germany--Europe's largest economy--continued to battle a flagging industrial sector, which pushed up unemployment for months. (Germany's highly regulated labor market makes it hard to shed workers and difficult to hire on an upswing.) The United Kingdom, however, was one of the more stable European economies over the period. It suffered less than other European countries as the British pound hasn't been beaten up as badly as the euro.
    Investors were also concerned about monetary decisions made by the ECB. Year-to-date through October, the U.S. reduced rates nine times but the ECB only three times. ECB detractors are quick to point out that this is in the face of slowing growth. However, the ECB targets "inflation" not economic activity; its goal is to keep inflation below 2%. Still, investors expressed their disapproval of ECB strategy when European markets sold off sharply in late October after the ECB announced there would be no rate reduction at that meeting.

HOW DID THE EURO'S VOLATILITY AFFECT THE FUND?
The euro--the single currency for 12 European countries--was relatively weak (compared to the U.S. dollar) during the spring and summer, but following the terrorist attacks, it rallied strongly. The fund, however, does not hedge its currency positions, a factor that both helped and hindered fund performance as a weak euro converts into fewer dollars for the fund (i.e. gains are reduced and losses exaggerated) but a strong euro converts into more dollars (i.e. gains are magnified and losses lessened) for the fund.

DESCRIBE SOME OF THE FUND'S TOP HOLDINGS.

o Sanofi-Synthelabo: A Paris-based drug manufacturer, this company specializes in cardiovascular, central nervous system, oncological and internal medicine drugs.
o Grupo Dragados: This Spanish firm provides a range of civil and industrial services, infrastructure services and transportation concessions.
o Aventis: A world leader in life sciences, this French company focuses on two core business areas--pharmaceuticals and agriculture.

ANY FINAL THOUGHTS
As economies around the world have slowed, it is important to note that as of the end of the reporting period, Europe--unlike a number of other regions and countries--was not in recession. In fact, economies in Spain and the United Kingdom were quite healthy. Also, the global economic downturn and lower world stock markets are less likely to be felt as deeply in the euro area as in the United States because European households own fewer equities than their U.S. counterparts.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges
================================================================================
CLASS A SHARES
 Inception (11/3/97)        11.84%
  1 Year                   -33.84

CLASS B SHARES
 Inception (11/3/97)        12.09%
  1 Year                   -33.97

CLASS C SHARES
 Inception (11/3/97)        12.65%
  1 Year                   -31.16

The fund's average annual returns as of the close of the reporting period are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/01, the most recent calendar quarter-end, which were: Class A shares, one year, -40.21%; inception (11/3/97), 11.19%. Class B shares, one year, -40.31%;
inception (11/3/97), 11.44%. Class C shares, one year, -37.77%; inception (11/3/97), 12.04%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
11/3/97-10/31/01

[HYPO CHART]

================================================================================
11/97     9770          10075    10154     9233     9770
         10150          10310    10525     9592    10150
1/98     10600          10694    10962    10026    10600
         11590          11576    11820    10972    11590
         12850          12452    12661    12172    12850
4/98     13609          12738    12907    12910    13609
         14538          13058    13169    13789    14529
         14608          13096    13314    13855    14599
7/98     15308          13346    13577    14535    15298
         13198          11419    11869    12551    13197
         12458          10779    11395    11842    12457
10/98    12878          11533    12306    12248    12867
         13558          12190    12961    12900    13546
         14168          12758    13527    13489    14156
1/99     15038          12985    13441    14322    15025
         14257          12606    13099    13593    14245
         13697          12641    13242    13063    13685
4/99     13818          13003    13637    13195    13815
         13388          12531    12982    12797    13386
         13788          12849    13201    13185    13786
7/99     14538          13065    13324    13904    14526
         14878          13171    13460    14244    14876
         15169          13027    13357    14528    15167
10/99    16209          13469    13848    15530    16196
         19399          14405    14222    18594    19385
         23419          16266    15680    22473    23404
1/00     24669          15742    14563    23676    24644
         30728          17912    15322    29521    30712
         27929          17924    15691    26852    27914
4/00     25088          16953    14999    24130    25064
         24218          16610    14876    23307    24194
         24968          17004    15196    24043    24944
7/00     25308          16873    14953    24375    25284
         25979          16937    14777    25038    25954
         24799          16063    14085    23921    24775
10/00    23140          15575    13978    22323    23115
         20810          14742    13437    20082    20785
         22500          15849    14363    21737    22475
1/01     22270          15801    14370    21528    22246
         19821          14469    13108    19164    19805
         17640          13199    12130    17064    17617
4/01     18600          14073    12993    18001    18577
         18419          13531    12359    17841    18397
         17939          12980    11892    17377    17917
7/01     17508          12849    11921    16970    17487
         17559          12519    11611    17036    17537
         15589          11114    10453    15135    15568
10/01    16080          11501    10785    15629    15770

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

This chart compares the performance of AIM European Development Fund to its benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 11/3/97-10/31/01. (Please note that the results for these indexes are for the period 10/31/97-10/31/01).
    It is important to understand the difference between your fund and an index. A market index such as the MSCI Europe Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.
    An index of funds such as the Lipper European Fund Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy.
    Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Index performance does not reflect the effects of taxes, either.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                                  [LOCK IMAGE]

AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," long in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                               MARKET
                                                 SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-92.11%

BELGIUM-3.73%

Omega Pharma S.A. (Health Care Supplies)          164,800   $  6,905,447
------------------------------------------------------------------------
UCB S.A. (Pharmaceuticals)(a)                     108,492      4,132,932
========================================================================
                                                              11,038,379
========================================================================

DENMARK-5.65%

Coloplast A.S. (Health Care Supplies)(a)           59,500      4,353,597
------------------------------------------------------------------------
Danske Bank A.S. (Banks)                           32,850      3,480,867
------------------------------------------------------------------------
H. Lundbeck A.S. (Pharmaceuticals)                 77,200      1,970,043
------------------------------------------------------------------------
Novo Nordisk A.S.-Class B (Pharmaceuticals)       136,869      5,553,586
------------------------------------------------------------------------
Vestas Wind Systems A.S. (Heavy Electrical
  Equipment)                                       43,200      1,358,417
========================================================================
                                                              16,716,510
========================================================================

FRANCE-18.28%

Altran Technologies S.A. (IT Consulting &
  Services)                                       107,800      4,948,845
------------------------------------------------------------------------
Assurances Generales de France (Multi-Line
  Insurance)                                       47,700      2,202,676
------------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                     82,700      6,085,667
------------------------------------------------------------------------
Beneteau (Leisure Products)                        24,800      1,360,631
------------------------------------------------------------------------
BNP Paribas S.A. (Banks)                           77,700      6,462,609
------------------------------------------------------------------------
Hermes International (Apparel & Accessories)        6,220        790,569
------------------------------------------------------------------------
Pinault-Printemps-Redoute S.A. (Department
  Stores)                                           6,500        748,340
------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                  140,100      5,693,912
------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)          116,250      7,665,059
------------------------------------------------------------------------
Silicon-On-Insulator Technologies (Electronic
  Equipment & Instruments)(a)                     262,600      3,498,415
------------------------------------------------------------------------
Sodexho Alliance S.A. (Restaurants)(a)             54,100      2,546,911
------------------------------------------------------------------------
TotalFinaElf S.A. (Integrated Oil & Gas)           38,237      5,369,370
------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)            57,700      3,479,890
------------------------------------------------------------------------
Vivendi Environnement (Multi-Utilities)            82,400      3,167,901
========================================================================
                                                              54,020,795
========================================================================

GERMANY-9.99%

Allianz A.G. (Multi-Line Insurance)                 4,850      1,139,018
------------------------------------------------------------------------
Altana A.G. (Pharmaceuticals)                     176,800      8,275,619
------------------------------------------------------------------------
AMB Aachener & Muenchener Beteiligungs A.G.
  (Multi-Line Insurance)                           38,300      4,154,327
------------------------------------------------------------------------
Bayerisch Motoren Werke A.G. (Automobile
  Manufacturers)                                   25,937        770,457
------------------------------------------------------------------------
ELMOS Semiconductor A.G. (Electronic
  Equipment & Instruments)(a)                      82,300        977,887
------------------------------------------------------------------------
Hugo Boss A.G.-Pfd. (Apparel & Accessories)       159,100      2,795,535
------------------------------------------------------------------------
Medion A.G. (Distributors)                        101,800      3,564,612
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
GERMANY-(CONTINUED)

Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                               16,900   $  4,470,964
------------------------------------------------------------------------
Suess MicroTec A.G. (Semiconductor
  Equipment)(a)                                    74,000      1,645,294
------------------------------------------------------------------------
Wella A.G.-Pfd. (Personal Products)                37,900      1,722,842
========================================================================
                                                              29,516,555
========================================================================

IRELAND-4.60%

Anglo Irish Bank Corp. PLC (Banks)              1,597,850      4,847,087
------------------------------------------------------------------------
Bank of Ireland PLC (Banks)                       371,000      3,316,180
------------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)            116,200      5,431,188
========================================================================
                                                              13,594,455
========================================================================

ITALY-3.16%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A (Highways & Railtracks)        430,000      2,701,710
------------------------------------------------------------------------
Bulgari S.p.A. (Apparel & Accessories)            193,100      1,477,461
------------------------------------------------------------------------
ENI S.p.A. (Integrated Oil & Gas)                 274,414      3,438,432
------------------------------------------------------------------------
Recordati S.p.A (Pharmaceuticals)                  92,600      1,732,094
========================================================================
                                                               9,349,697
========================================================================

NETHERLANDS-5.40%

Fugro N.V. (Oil & Gas Equipment & Services)        59,500      3,039,469
------------------------------------------------------------------------
Koninklijke Ahold N.V. (Food Retail)              183,400      5,160,636
------------------------------------------------------------------------
Nutreco Holding N.V. (Agricultural Products)      141,400      5,161,253
------------------------------------------------------------------------
Van der Moolen Holding N.V. (Diversified
  Financial Services)                              76,600      1,844,452
------------------------------------------------------------------------
Wolters Kluwer N.V. (Publishing & Printing)        36,200        759,892
========================================================================
                                                              15,965,702
========================================================================

NORWAY-1.37%

Tandberg A.S.A. (Electrical Equipment &
  Instruments)(a)                                 146,000      2,618,253
------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A (Oil & Gas
  Equipment & Services)(a)                        101,700      1,429,318
========================================================================
                                                               4,047,571
========================================================================

PORTUGAL-0.18%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunications Services)                     66,650        531,867
========================================================================

SPAIN-8.52%

Aurea Concesiones des Infrastructuras S.A./
  Concesionaria del Estado S.A. (Highways &
  Railtracks)                                      65,050      1,285,277
------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria, S.A. (Banks)      63,300        708,255
------------------------------------------------------------------------
Banco Popular Espanol S.A. (Banks)                108,600      3,646,310
------------------------------------------------------------------------
Grupo Dragados, S.A. (Construction &
  Engineering)                                    585,800      7,113,383
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
SPAIN-(CONTINUED)

Grupo Ferrovial, S.A. (Construction &
  Engineering)                                    299,600   $  5,555,510
------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)(b)                                   146,100      2,722,297
------------------------------------------------------------------------
Prosegur, CIA de Seguridad S.A. (Diversified
  Commercial Services)                             87,700      1,073,627
------------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                  256,650      3,081,853
========================================================================
                                                              25,186,512
========================================================================

SWEDEN-5.31%

Biacore International A.B. (Health Care
  Equipment)(a)                                    77,950      2,126,786
------------------------------------------------------------------------
Hennes & Mauritz A.B.-Class B (Apparel
  Retail)(a)                                       89,500      1,565,008
------------------------------------------------------------------------
Nobel Biocare A.B. (Health Care Supplies)          50,800      1,929,005
------------------------------------------------------------------------
Q-Med A.B. (Biotechnology)(a)                     280,250      4,151,618
------------------------------------------------------------------------
Securitas A.B.-Class B (Diversified
  Commercial Services)(a)                         175,600      2,922,386
------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)                      581,800      3,000,206
========================================================================
                                                              15,695,009
========================================================================

SWITZERLAND-3.65%

Nestle S.A.-Class B (Packaged Foods)               26,700      5,539,351
------------------------------------------------------------------------
Serono S.A.-Class B (Biotechnology)                 1,700      1,343,146
------------------------------------------------------------------------
Synthes Stratec, Inc. (Health Care Equipment)       5,940      3,896,989
========================================================================
                                                              10,779,486
========================================================================

UNITED KINGDOM-22.27%

Amey PLC (Diversified Commercial Services)        400,200      1,794,926
------------------------------------------------------------------------
BP PLC (Integrated Oil & Gas)                     641,100      5,177,754
------------------------------------------------------------------------
Capita Group PLC (Employment Services)            712,800      4,512,110
------------------------------------------------------------------------
easyJet PLC (Airlines)(a)(b)(c)                   157,900        870,851
------------------------------------------------------------------------
easyJet PLC (Airlines)-Rts., expiring
  11/20/01(d)                                      11,842              0
------------------------------------------------------------------------
Electronics Boutique PLC (Computer &
  Electronics Retail)(b)                        1,476,100      2,427,263
------------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)              161,600      1,739,770
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

Jardine Lloyd Thompson Group PLC (Insurance
  Brokers)                                        330,400   $  2,811,265
------------------------------------------------------------------------
JJB Sports PLC (Apparel Retail)                   395,400      2,571,976
------------------------------------------------------------------------
Luminar PLC (Restaurants)                         250,800      2,987,232
------------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                       432,900      6,979,913
------------------------------------------------------------------------
Matalan PLC (Apparel Retail)(a)                    81,140        427,488
------------------------------------------------------------------------
Morrison (William) Supermarkets PLC (Food
  Retail)                                         987,400      2,902,466
------------------------------------------------------------------------
Next PLC (Department Stores)                      263,800      3,335,932
------------------------------------------------------------------------
PizzaExpress PLC (Restaurants)                    132,900      1,493,764
------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)        301,100      4,206,343
------------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                     1,005,400      3,621,069
------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)          269,300      6,446,514
------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                      617,800      4,629,966
------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)         377,700      2,125,690
------------------------------------------------------------------------
St. James's Place Capital PLC (Life & Health
  Insurance)                                      330,700      1,535,139
------------------------------------------------------------------------
Tesco PLC (Food Retail)(a)                        562,500      1,984,984
------------------------------------------------------------------------
Willis Group Holdings Ltd. (Insurance
  Brokers)                                         53,000      1,234,370
========================================================================
                                                              65,816,785
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $270,046,108)                          272,259,323
========================================================================

MONEY MARKET FUNDS-8.06%

STIC Liquid Assets Portfolio(e)                11,910,798     11,910,798
------------------------------------------------------------------------
STIC Prime Portfolio(e)                        11,910,798     11,910,798
========================================================================
    Total Money Market Funds (Cost
      $23,821,596)                                            23,821,596
========================================================================
TOTAL INVESTMENTS-100.17%
  (Cost $293,867,704)                                        296,080,919
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.17%)                           (502,270)
========================================================================
NET ASSETS-100.00%                                          $295,578,649
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred
Rts. - Rights

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(c) Security fair valued in accordance with the procedures established by the Board of Directors.
(d) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $293,867,704)*                                $296,080,919
------------------------------------------------------------
Foreign currencies, at value (cost $162,897)         160,937
------------------------------------------------------------
Receivables for:
  Investments sold                                 4,699,779
------------------------------------------------------------
  Capital stock sold                                 296,676
------------------------------------------------------------
  Dividends and interest                             362,875
------------------------------------------------------------
Investment for deferred compensation plan             21,892
------------------------------------------------------------
Collateral for securities loaned                  12,778,726
------------------------------------------------------------
Other assets                                          22,943
============================================================
    Total assets                                 314,424,747
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            3,259,819
------------------------------------------------------------
  Capital stock reacquired                         2,237,548
------------------------------------------------------------
  Deferred compensation plan                          21,892
------------------------------------------------------------
  Collateral upon return of securities loaned     12,778,726
------------------------------------------------------------
Accrued distribution fees                            251,204
------------------------------------------------------------
Accrued directors' fees                                1,028
------------------------------------------------------------
Accrued transfer agent fees                          160,159
------------------------------------------------------------
Accrued operating expenses                           135,722
============================================================
    Total liabilities                             18,846,098
============================================================
Net assets applicable to shares outstanding     $295,578,649
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $157,650,544
____________________________________________________________
============================================================
Class B                                         $105,324,387
____________________________________________________________
============================================================
Class C                                         $ 32,603,718
____________________________________________________________
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      9,543,012
____________________________________________________________
============================================================
Class B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      6,553,435
____________________________________________________________
============================================================
Class C:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      2,026,798
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      16.52
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $16.52 divided by
      94.50%)                                   $      17.48
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      16.07
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      16.09
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $12,179,487 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $542,472)                                    $   4,556,503
------------------------------------------------------------
Dividends from affiliated money market funds       1,075,182
------------------------------------------------------------
Interest                                              24,311
------------------------------------------------------------
Security lending income                              278,960
============================================================
    Total investment income                        5,934,956
============================================================

EXPENSES:

Advisory fees                                      3,723,648
------------------------------------------------------------
Administrative services fees                          98,393
------------------------------------------------------------
Custodian fees                                       414,424
------------------------------------------------------------
Distribution fees -- Class A                         744,355
------------------------------------------------------------
Distribution fees -- Class B                       1,362,388
------------------------------------------------------------
Distribution fees -- Class C                         430,512
------------------------------------------------------------
Transfer agent fees -- Class A                       666,646
------------------------------------------------------------
Transfer agent fees -- Class B                       444,874
------------------------------------------------------------
Transfer agent fees -- Class C                       140,580
------------------------------------------------------------
Directors' fees                                        8,584
------------------------------------------------------------
Other                                                341,905
============================================================
    Total expenses                                 8,376,309
============================================================
Less: Fees waived                                       (741)
------------------------------------------------------------
    Expenses paid indirectly                          (6,908)
============================================================
    Net expenses                                   8,368,660
============================================================
Net investment income (loss)                      (2,433,704)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (67,671,590)
------------------------------------------------------------
  Foreign currencies                                (222,638)
============================================================
                                                 (67,894,228)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (72,137,054)
------------------------------------------------------------
  Foreign currencies                                  51,324
============================================================
                                                 (72,085,730)
============================================================
Net gain (loss) from investment securities
  and foreign currencies:                       (139,979,958)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(142,413,662)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001             2000
                                                              -------------    ------------
OPERATIONS:

  Net investment income (loss)                                $  (2,433,704)   $ (5,079,875)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (67,894,228)      7,766,214
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (72,085,730)     36,243,757
===========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (142,413,662)     38,930,096
===========================================================================================
Share transactions-net:
  Class A                                                       (41,056,861)    149,580,238
-------------------------------------------------------------------------------------------
  Class B                                                       (12,747,860)     88,697,953
-------------------------------------------------------------------------------------------
  Class C                                                        (5,586,293)     42,014,471
===========================================================================================
    Net increase (decrease) in net assets                      (201,804,676)    319,222,758
===========================================================================================

NET ASSETS:

  Beginning of year                                             497,383,325     178,160,567
===========================================================================================
  End of year                                                 $ 295,578,649    $497,383,325
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 362,926,197    $424,964,898
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (25,992)        (17,336)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (69,526,117)     (1,854,528)
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                            2,204,561      74,290,291
===========================================================================================
                                                              $ 295,578,649    $497,383,325
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM European Development Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income was increased by $2,425,048, undistributed net realized gains increased by $222,639 and paid in capital decreased by $2,647,687 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund's capital loss carryforward of $67,736,406 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------     ----------
   $ 1,620,590   October 31, 2007
   ------------------------------
    66,115,816   October 31, 2009
   ==============================
   $67,736,406
   ______________________________
   ==============================


E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $741.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $98,393 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $730,064 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $744,355, $1,362,388, and $430,512, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $123,615 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $142,050 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $3,843 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $6,908 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $6,908.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $12,179,487 were on loan to brokers. The loans were secured by cash collateral of $12,778,726 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2001, the Fund received fees of $278,960 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $364,378,537 and $409,478,913, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 23,087,397
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (22,663,893)
=========================================================
Net unrealized appreciation of investment
  securities                                 $    423,504
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $295,657,415.


NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                          2001                           2000
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
                                                              -----------    -------------    ----------    -------------
Sold:
  Class A                                                      27,843,689    $ 529,552,845    14,973,472    $ 398,349,739
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,368,578       27,057,594     5,164,473      138,279,616
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,006,444       38,243,286     2,755,179       71,725,762
=========================================================================================================================
Reacquired:
  Class A                                                     (29,896,871)    (570,609,706)   (9,417,238)    (248,769,501)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,153,110)     (39,805,454)   (1,967,360)     (49,581,663)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,321,360)     (43,829,579)   (1,150,167)     (29,711,291)
=========================================================================================================================
                                                               (3,152,630)   $ (59,391,014)   10,358,359    $ 280,292,662
_________________________________________________________________________________________________________________________
=========================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                              --------------------------------------------------------
                                                                                                    NOVEMBER 3, 1997
                                                                    YEAR ENDED OCTOBER 31,          (DATE OPERATIONS
                                                              ---------------------------------       COMMENCED) TO
                                                              2001(a)       2000(a)      1999      OCTOBER 31, 1998(a)
                                                              --------      --------    -------    -------------------
Net asset value, beginning of period                          $  23.59      $  16.42    $ 12.96          $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment gain (loss)                                     (0.06)        (0.21)     (0.11)           (0.08)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (7.01)         7.38       3.58             3.04
======================================================================================================================
    Total from investment operations                             (7.07)         7.17       3.47             2.96
======================================================================================================================
  Less dividends from net investment income                         --            --      (0.01)              --
======================================================================================================================
Net asset value, end of period                                $  16.52      $  23.59    $ 16.42          $ 12.96
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 (29.97)%       43.67%     26.81%           29.60%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $157,651      $273,605    $99,148          $76,686
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.83%(c)      1.69%      1.88%            1.98%(d)(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.32)%(c)    (0.82)%    (0.69)%          (0.58)%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             99%          112%       122%              93%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $212,672,819.
(d) Ratio of expenses to average net assets prior to fee waivers and /or expense reimbursements was 2.15%.
(e)  Annualized.

                                                                                       CLASS B
                                                              -------------------------------------------------------
                                                                                                    NOVEMBER 3, 1997
                                                                                                    (DATE OPERATIONS
                                                                    YEAR ENDED OCTOBER 31,           COMMENCED) TO
                                                              ---------------------------------       OCTOBER 31,
                                                              2001(a)       2000(a)      1999           1998(a)
                                                              --------      --------    -------    ------------------
Net asset value, beginning of period                          $  23.11      $  16.20    $ 12.87        $ 10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.19)        (0.38)     (0.22)         (0.18)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (6.85)         7.29       3.55           3.05
=====================================================================================================================
    Total from investment operations                             (7.04)         6.91       3.33           2.87
=====================================================================================================================
Net asset value, end of period                                $  16.07      $  23.11    $ 16.20        $ 12.87
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                 (30.46)%       42.65%     25.87%         28.70%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $105,324      $169,614    $67,074        $50,121
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets                           2.50%(c)      2.39%      2.63%          2.72%(d)(e)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.98)%(c)    (1.52)%    (1.44)%        (1.32)%(e)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                             99%          112%       122%            93%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $136,238,861.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e)  Annualized.

                                                                                     CLASS C
                                                              -----------------------------------------------------
                                                                                                  NOVEMBER 3, 1997
                                                                                                  (DATE OPERATIONS
                                                                   YEAR ENDED OCTOBER 31,          COMMENCED) TO
                                                              -------------------------------       OCTOBER 31,
                                                              2001(a)      2000(a)     1999           1998(a)
                                                              -------      -------    -------    ------------------
Net asset value, beginning of period                          $ 23.13      $ 16.21    $ 12.88         $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.19)       (0.38)     (0.23)         (0.18)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (6.85)        7.30       3.56           3.06
===================================================================================================================
    Total from investment operations                            (7.04)        6.92       3.33           2.88
===================================================================================================================
Net asset value, end of period                                $ 16.09      $ 23.13    $ 16.21         $12.88
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                (30.44)%      42.69%     25.85%         28.80%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $32,604      $54,164    $11,938         $9,639
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets                          2.50%(c)     2.39%      2.63%          2.72%(d)(e)
===================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.98)%(c)   (1.52)%    (1.44)%        (1.32)%(e)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                            99%         112%       122%            93%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $43,051,257.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e)  Annualized.

EUROPEAN DEVELOPMENT FUND

                          REPORT OF INDEPENDENT ACCOUNTANTS

                          To the Board of Directors and Shareholders of AIM European Development Fund:

                          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM European Development Fund (one of the funds constituting the AIM International Funds, Inc.; hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2000 and the financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report dated December 6, 2000, expressed an unqualified opinion on those statements.

                          PRICEWATERHOUSECOOPERS LLP

                          December 12, 2001
                          Houston, Texas

EUROPEAN DEVELOPMENT FUND

BOARD OF DIRECTORS                                OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                        11 Greenway Plaza
Chairman, President and                           Chairman and President                  Suite 100
Chief Executive Officer                                                                   Houston, TX 77046
A I M Management Group Inc.                       Carol F. Relihan
                                                  Senior Vice President and Secretary     INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                         Gary T. Crum                            A I M Advisors, Inc.
                                                  Senior Vice President                   11 Greenway Plaza
Bruce L. Crockett                                                                         Suite 100
Director                                          Dana R. Sutton                          Houston, TX 77046
ACE Limited;                                      Vice President and Treasurer
Formerly Director, President, and                                                         TRANSFER AGENT
Chief Executive Officer                           Robert G. Alley
COMSAT Corporation                                Vice President                          A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Owen Daly II                                      Melville B. Cox                         Houston, TX 77210-4739
Formerly, Director                                Vice President
Cortland Trust, Inc.                                                                      CUSTODIAN
                                                  Edgar M. Larsen
Albert R. Dowden                                  Vice President                          State Street Bank and Trust Company
Chairman, The Cortland Trust, Inc.                                                        225 Franklin Street
and DHJ Media, Inc.; and                          Mary J. Benson                          Boston, MA 02110
Director, Magellan Insurance Company,             Assistant Vice President and
Formerly Director, President and                  Assistant Treasurer                     COUNSEL TO THE FUND
Chief Executive Officer,
Volvo Group North America, Inc.; and              Sheri Morris                            Ballard Spahr
Senior Vice President, AB Volvo                   Assistant Vice President and            Andrews & Ingersoll, LLP
                                                  Assistant Treasurer                     1735 Market Street
Edward K. Dunn Jr.                                                                        Philadelphia, PA 19103
Formerly, Chairman, Mercantile Mortgage Corp.;
Vice Chairman and President,                                                              COUNSEL TO THE DIRECTORS
Mercantile-Safe Deposit & Trust Co.; and
President, Mercantile Bankshares                                                          Kramer, Levin, Naftalis & Frankel LLP
                                                                                          919 Third Avenue
Jack M. Fields                                                                            New York, NY 10022
Chief Executive Officer
Twenty First Century Group, Inc.;                                                         DISTRIBUTOR
Formerly Member
of the U.S. House of Representatives                                                      A I M Distributors, Inc.
                                                                                          11 Greenway Plaza
Carl Frischling                                                                           Suite 100
Partner                                                                                   Houston, TX 77046
Kramer, Levin, Naftalis & Frankel LLP
                                                                                          AUDITORS
Prema Mathai-Davis
Member, Visiting Committee,                                                               PricewaterhouseCoopers LLP
Harvard University Graduate                                                               1201 Louisiana, Suite 2900
School of Education, New School University;                                               Houston, TX 77002
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

HOW AIM FUNDS MAKES INVESTING EASY

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AUTOMATIC REINVESTMENT OF                   You can receive distributions in
DIVIDENDS AND/OR CAPITAL GAINS              cash, or you can reinvest them in
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EASY ACCESS TO YOUR MONEY                   You can redeem shares of your AIM
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EXCHANGE PRIVILEGE                          As your investment goals change, you
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

                                        EQUITY FUNDS


     DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS           A I M Management Group Inc. has provided
                                                                                    leadership in the mutual fund industry since
        MORE AGGRESSIVE                          MORE AGGRESSIVE                    1976 and managed approximately $141 billion
                                                                                    in assets for 10.1 million shareholders,
AIM Small Cap Opportunities(1)          AIM Developing Markets                      including individual investors, corporate
AIM Mid Cap Opportunities(1)            AIM European Small Company                  clients and financial institutions, as of
AIM Large Cap Opportunities(1)          AIM Asian Growth                            September 30, 2001.
AIM Emerging Growth                     AIM International Emerging Growth               The AIM Family of Funds--Registered
AIM Small Cap Growth                    AIM Global Aggressive Growth                Trademark-- is distributed nationwide, and
AIM Aggressive Growth                   AIM European Development                    AIM today is the tenth-largest mutual fund
AIM Mid Cap Growth                      AIM Euroland Growth                         complex in the United States in assets under
AIM Dent Demographic Trends             AIM International Equity                    management, according to Strategic Insight,
AIM Constellation                       AIM Global Growth                           an independent mutual fund monitor.
AIM Large Cap Growth                    AIM Worldwide Spectrum                          AIM is a subsidiary of AMVESCAP PLC, one
AIM Weingarten                          AIM Global Trends                           of the world's largest independent financial
AIM Small Cap Equity                    AIM International Value(3)                  services companies with $361 billion in assets
AIM Capital Development                                                             under management as of September 30, 2001.
AIM Charter                                     MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(2)                            SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                       MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                         AIM New Technology
AIM Large Cap Basic Value               AIM Global Telecommunications and Technology
AIM Balanced                            AIM Global Energy(4)
AIM Basic Balanced                      AIM Global Infrastructure
                                        AIM Global Financial Services
       MORE CONSERVATIVE                AIM Global Health Care
                                        AIM Global Utilities
                                        AIM Real Estate(5)

                                                MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS            TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                        MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government                  MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4)On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR LOGO APPEARS HERE]                              [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        EDF-AR-1

A I M DISTRIBUTORS, INC.